SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2007 (May 21, 2007)

UNITED HERITAGE CORPORATION
(Exact name of Company as specified in Charter)

Utah	0-9997	87-0372864
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

200 North Loraine, Suite 400
Midland, Texas 79701
(Address of Principal Executive Offices)

432-686-2618
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 8.01     Other Events

On May 18, 2007, we reported that Mr. Franz A. Skryanz was appointed to serve as a member of the board of directors of United Heritage Corporation and as Chairman of our Audit Committee. On May 21, 2007 we received a letter from Nasdaq stating that we are again in compliance with Marketplace Rule 4350(d)(2), which requires us to have an Audit Committee made up of three independent directors.

Item 9.01     Financial Statements and Exhibits.

Exhibit 99.1    Press Release
Exhibit 99.2    Letter from Nasdaq dated May 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2007

UNITED HERITAGE CORPORATION

By:	/s/ C. Scott Wilson
C. Scott Wilson, Chief Executive Officer